UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------
                                    FORM 8-K
                                 --------------
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JUNE 14, 2006
                                 --------------
                       INTERMAGNETICS GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                   001-11344                 14-1537454
      (State or other        (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                     Identification No.)
     incorporation or
       organization)

                             450 OLD NISKAYUNA ROAD
                             LATHAM, NEW YORK 12110
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (518) 782-1122


         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

AGREEMENT AND PLAN OF MERGER

     On June 14, 2006, Intermagnetics General Corporation, a Delaware corporation ("Intermagnetics" or the "Company"), Philips Holding USA Inc., a Delaware corporation ("Philips Holding,"), and Jumbo Acquisition Corp., a Delaware corporation wholly owned by Philips Holding ("Merger Sub" and, together with Philips Holding, the "Philips Companies") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Philips Holding will acquire the Company through a merger of Merger Sub with and into the Company (the "Merger"). All of the Philips Companies' obligations under the Merger Agreement have been unconditionally and irrevocably guaranteed by Koninklijke Philips Electronics N.V., a company incorporated in the Netherlands ("Royal Philips," and together with the Philips Companies, the "Philips Group"), of which the Philips Companies are wholly owned subsidiaries.

     The Merger is expected to close by the end of 2006. The completion of the Merger is subject to various closing conditions, including obtaining the approval of the Company's stockholders, receiving antitrust and other regulatory approvals or decisions, and the absence of any injunction preventing the completion of the Merger.

     At the effective time of the Merger (the "Effective Time"), by virtue of the Merger and without any action on the part of the holder, each share of common stock of the Company, par value $0.10 per share, issued and outstanding immediately prior to the Effective Time (each, a "Share") will be converted into a right to receive $27.50 in cash, without interest (the "Merger Consideration"). Each outstanding Restricted Stock Unit of the Company will vest (if unvested) and be converted at the Effective Time into the right to receive the Merger Consideration. Each outstanding option to purchase Shares will be converted at the Effective Time into the right to receive an amount of cash equal to the product of (x) the number of Shares subject to that option times
(y) the excess (if any) of the Merger Consideration over the exercise price per Share under that option (less any taxes required to be withheld).

     The Board of Directors of the Company, the Board of Management of Royal Philips, and the Boards of Directors of the Philips Companies have each approved the Merger and the Merger Agreement.

     If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, the Company may be required to pay Philips Holding a termination fee of $38,970,000.

     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed with this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Intermagnetics or the Philips Group. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by Intermagnetics to the Philips Companies in connection with the signing of the Merger Agreement. These disclosure


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schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Intermagnetics and the Philips Companies rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Intermagnetics or the Philips Group.

AMENDMENT TO THE INTERMAGNETICS ENHANCED BENEFIT PLAN

     On June 14, 2006, the compensation committee of Intermagnetics' Board of Directors unanimously approved certain amendments to the Company's Enhanced Benefit Plan. Under the amended plan, in exchange for an extension of the term of each executive's restricted period during which he or she is precluded from competing with the Company, the Company would provide a tax gross up of any excise tax payable in connection with Section 280G of the tax code, which applies to certain payments made to an executive upon a change of control of the business. Leo Blecher, Michael Burke, Philip Pellegrino, Kevin Lake, Thomas O'Brien and Katherine Sheehan are covered under the Enhanced Benefit Plan. The foregoing description of the Amended Enhanced Benefit plan is not complete and is qualified in its entirety by reference to the Amended Enhanced Benefit Plan, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

TRANSITION AGREEMENTS

     On June 14, 2006, Philips Electronics North America Corporation, a Delaware corporation wholly owned by Philips Holding, entered into employment agreements and special transition agreements with the following employees of the Company:
Glenn H. Epstein, Chairman and Chief Executive Officer; Thomas J. O'Brien, Executive Vice President, Corporate Development; Leo Blecher, Sector President - MRI; Kevin Lake, Vice President, Human Resources; and Katherine M. Sheehan, Vice President, Corporate Secretary and General Counsel. These agreements generally provide that these employees will continue to be employed by the Company for a period following the Effective Time, and contain provisions relating to compensation, bonus, previously awarded restricted stock unit awards, non-disclosure, non-competition, and non-disparagement. These agreements are filed with this Current Report on Form 8-K as Exhibits 10.2 through 10.11 and are incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

     Intermagnetics intends to mail to its stockholders and file with the Securities and Exchange Commission (the "SEC") a Proxy Statement in connection with the proposed transaction, and to file other relevant materials with the SEC. The Proxy Statement and other materials filed with the SEC will contain important information about Intermagnetics, the Philips Group, the Merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.

      Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Intermagnetics and Royal Philips through the web site maintained by the SEC at WWW.SEC.GOV. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from Intermagnetics by contacting Investor




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

Relations, Intermagnetics General Corporation, P.O. Box 461, Latham, New York 12110-0461, or by telephoning (518) 782-1122, or on Intermagnetics' web site at WWW.IGC.COM.

     Intermagnetics and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Intermagnetics in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement described above. Additional information regarding these directors and executive officers is also included in Intermagnetics' proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about September 26, 2005. This document is available free of charge at the SEC's web site at WWW.SEC.GOV and from Intermagnetics by contacting Investor Relations, Intermagnetics General Corporation, P.O. Box 461, Latham, New York 12110-0461, or by telephoning (518) 782-1122, or on Intermagnetics' web site at WWW.IGC.COM.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

     Statements in this report regarding the proposed transaction between Philips and Intermagnetics, the expected timetable for completing the transaction, financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Philips or Intermagnetics managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," estimates and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the possibility that Intermagnetics will not obtain the stockholder vote or regulatory approvals necessary to complete the Merger and the other factors described in Intermagnetics' Annual Report on Form 10-K for the fiscal year ended May 29, 2005 and Quarterly Report on Form 10-Q for the fiscal quarter ended February 26, 2006, and its most recent quarterly report filed with the SEC. Intermagnetics disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this report.

ITEM 8.01.     OTHER EVENTS.

     On June 15, 2006, the Company and Royal Philips issued a joint press release announcing that they had entered into the Merger Agreement. The full text of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

      (D) EXHIBITS. See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTERMAGNETICS GENERAL CORPORATION


                                          By:  /s/ Michael K. Burke
                                               ________________________________
                                               Michael K. Burke
                                               Executive Vice President
                                               and Chief Financial Officer


Dated: June 15, 2006



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                                   EXHIBIT INDEX


EXHIBIT NO. DESCRIPTION

    2.1 Agreement and Plan of Merger, dated as of June 14, 2006, by and among Intermagnetics General Corporation, Philips Holding USA Inc. and Jumbo Acquisition Corp.*

   10.1 Amended and Restated Intermagnetics General Corporation Enhanced Benefit Plan, dated as of June 12, 2006

   10.2 Employment Agreement, dated as of June 14, 2006, by and among Philips Electronics North America Corporation and Glenn H. Epstein

   10.3 Special Transition Agreement, dated as of June 14, 2006, by and among Philips Electronics North America Corporation and Glenn H. Epstein

   10.4 Employment Agreement, dated as of June 14, 2006, by and among Philips Electronics North America Corporation and Thomas J. O'Brien

   10.5 Special Transition Agreement, dated as of June 14, 2006, by and among Philips Electronics North America Corporation and Thomas J. O'Brien

   10.6 Employment Agreement, dated as of June 14, 2006, by and among Philips Electronics North America Corporation and Leo Blecher

   10.7 Special Transition Agreement, dated as of June 14, 2006, by and among Philips Electronics North America Corporation and Leo Blecher

   10.8 Employment Agreement, dated as of June 14, 2006, by and among Philips Electronics North America Corporation and Katherine M. Sheehan

   10.9 Special Transition Agreement, dated as of June 14, 2006, by and among Philips Electronics North America Corporation and Katherine
            M. Sheehan

   10.10 Employment Agreement, dated as of June 14, 2006, by and among Philips Electronics North America Corporation and Kevin Lake

   10.11 Special Transition Agreement, dated as of June 14, 2006, by and among Philips Electronics North America Corporation and Kevin Lake

   99.1 Joint Press Release, dated as of June 15, 2006, by Intermagnetics General Corporation and Koninklijke Philips Electronics N.V.



______________
* The Company Disclosure Letter delivered in connection with the Agreement and Plan of Merger is not filed herewith. The registrant will furnish supplementally a copy of the Company Disclosure Letter to the Commission upon request.


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